UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 11, 2006 (December 1, 2005)
Connecticut Water Service, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)
860-669-8630

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: FORM OF RESTRICTED STOCK AGREEMENT
EX-10.2: FORM OF LONG-TERM PERFORMANCE AWARD AGREEMENT
EX-10.3: FORM OF PERFORMANCE AWARD AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.
     On December 1, 2005, the Compensation Committee of the Board of Directors (the “Committee”) of Connecticut Water Service, Inc. (the “Company”) approved awards of restricted shares of the Company’s common stock (“Restricted Share Awards”) to each of the following officers of the Company (each, a “Participant”) on the following terms:

Name	Title	Shares
M. T. Chiaraluce	Chairman, President & CEO	5,585
P. J. Bancroft	Asst. Treasurer & Controller	2,044
D. C. Benoit	VP, Finance & CFO, Treasurer	3,378
T. R. Marston	VP, Planning & Treatment	2,979
T. P. O’Neill	VP, Operations & Engineering	2,979
T. R. Roberts	Director, Human Resources	2,044
M. P. Westbrook	VP, Administration & Government Affairs	2,979
     Each of the Restricted Share Awards [was made in lieu of 2004 and 2005 stock option awards and] vests as to twenty percent (20%) of the Award on each of the second, third, fourth, fifth and sixth anniversaries of the Grant Date of the Award (December 1, 2005), provided that the Participant is still employed by the Company or one of its subsidiaries on each such anniversary date. The Compensation Committee may accelerate the vesting of each Restricted Share Award if the Committee determines that the Performance Goals applicable to the Award have been met by the Participant and/or the Company or one or more of its subsidiaries.
     Each of the Restricted Share Awards described above was made pursuant to the terms of the Company’s 2004 Performance Stock Program (the “2004 Program”), a copy of which was previously filed as Appendix A to the Company’s proxy statement dated March 12, 2004, filed with the SEC on March 15, 2004. Each of the Restricted Stock Awards is evidenced by an agreement entered into as of December 1, 2005 between the Company and the Award recipient. A copy of the Company’s form of Restricted Stock Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.
     On January 11, 2006, the Board of Directors approved commencement of a new annual performance period under the 2004 Program for performance awards (the “Performance Awards”) for each of the following officers of the Company: M.T. Chiaraluce, Chairman, President & CEO; P.J. Bancroft, Asst. Treasurer & Controller; D.C. Benoit, VP, Finance & CFO, Treasurer; T.R. Marston, VP, Planning & Treatment; T.P. O'Neill, VP, Operations & Engineering; T.R. Roberts, Director, Human Resources; M.P. Westbrook, VP, Administration & Government Affairs (each, a “Participant”).
     Each Performance Award uses Performance Goals established by the Committee for the applicable Award Period (the Company’s 2006 calendar year) and is comprised of two components: (i) an Annual Performance Award payable following completion of the 2006 calendar year performance measuring period and (ii) a Long-Term Performance Award payable over a 4-year period in equal 25% annual installments on each of the second, third, and fourth anniversaries of the grant date of the Award. Each Performance Award is payable to the

Participant only to the extent that the Committee determines that the applicable Performance Goals have been met by the Participant and/or the Company or one or more of its subsidiaries during the Award Period.
     Each of the Performance Awards described above was made pursuant to the terms of the Company’s 2004 Program and is evidenced by an agreement entered into as of January 11, 2006 between the Company and the Award recipient. A copy of the Company’s form of Long-Term Performance Award Agreement is attached hereto as Exhibit 10.2 and is hereby incorporated by reference. A copy of the Company’s form of Performance Award Agreement is attached hereto as Exhibit 10.3 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
10.1	Form of Restricted Stock Agreement.

10.2	Form of Long-Term Performance Award Agreement.

10.3	Form of Performance Award Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation

Date: January 13, 2006	By:	/s/ David C. Benoit

Name: David C. Benoit
Title: Vice President – Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
10.1	Form of Restricted Stock Agreement.	5
10.2	Form of Long-Term Performance Award Agreement.	9
10.3	Form of Performance Award Agreement.	15